                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2009 - DECEMBER 31, 2009

                                                                   AMOUNT OF     % OF     % OF
                                      OFFERING                      SHARES      OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF  PRICE OF    TOTAL AMOUNT     PURCHASED   PURCHASED  TOTAL
   PURCHASED     TRADE DATE OFFERING   SHARES     OF OFFERING       BY FUND     BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- --------- ---------------- -------------- --------- ------ ------------------- ----------------
   Sinopharm     09/16/09      --    HKD16.000       USD $1.1 b         54,400     1.88%  0.03%          UBS        UBS Securities
    Group Co.                                                                                        Investment
                                                                                                        Bank,
                                                                                                       Morgan
                                                                                                      Stanley,
                                                                                                      Deutsche
                                                                                                    Bank, Citi,
                                                                                                    CICC, China
                                                                                                    International
                                                                                                      Capital
                                                                                                    Corporation
                                                                                                        Hong
                                                                                                     Securities
                                                                                                      Limited,
                                                                                                      UBS AG,
                                                                                                     Hong Kong
                                                                                                      Branch,
                                                                                                       Morgan
                                                                                                      Stanley
                                                                                                        Asia
                                                                                                      Limited,
                                                                                                     Citigroup
                                                                                                       Global
                                                                                                      Markets
                                                                                                        Asia
                                                                                                      Limited,
                                                                                                      Deutsche
                                                                                                      Bank AG,
                                                                                                     Hong Kong
                                                                                                      Branch,
                                                                                                       BOCOM
                                                                                                    International
                                                                                                     Securities
                                                                                                      Limited,
                                                                                                       China
                                                                                                     Merchants
                                                                                                     Securities
                                                                                                     (HK) Co.,
                                                                                                      Limited,
                                                                                                       Daiwa
                                                                                                     Securities
                                                                                                     SMBC Hong
                                                                                                        Kong
                                                                                                      Limited,
                                                                                                       First
                                                                                                      Shanghai
                                                                                                     Securities
                                                                                                      Limited,
                                                                                                      Kingsway
                                                                                                     Financial
                                                                                                      Services
                                                                                                       Group
                                                                                                      Limited,
                                                                                                      Shenyin
                                                                                                       Wanguo
                                                                                                      Capital
                                                                                                       (H.K.)
                                                                                                      Limited

     China       09/25/09      --    HKD 3.900        USD $824m        216,000     1.80%  0.02%        Morgan       Credit Suisse HK
   Resources                                                                                           Stanley,
     Cement                                                                                            Credit
                                                                                                       Suisse

   Wynn Macau    09/30/09      --    HKD10.080       USD $1.63b        539,600     3.19%  0.13         Morgan       UBS Securities
      Ltd.                                                                                            Stanley,
                                                                                                        J.P.
                                                                                                    Morgan, UBS
                                                                                                     Investment
                                                                                                     Bank, BofA
                                                                                                      Merrill
                                                                                                       Lynch,
                                                                                                      Deutsche
                                                                                                       Bank,
                                                                                                     ABN-AMRO,
                                                                                                        BNP
                                                                                                      PARIBAS,
                                                                                                       CLSA,
                                                                                                       Guocco
                                                                                                      Capital
                                                                                                      Limited

     China       12/04/09      --    HKD 8.160   $2,142,860,000        537,000     0.02%  0.09%        Morgan       UBS Securities
 Longyuan Power                                                                                      Stanley,
                                                                                                        UBS
                                                                                                    Investment
                                                                                                        Bank

 China Pacific   12/17/09      --    HKD28.000     $861,300,000        539,000     0.06%  0.36%          UBS        UBS Securities
   Insurance                                                                                         Investment
                                                                                                       Bank,
                                                                                                       Credit
                                                                                                      Suisse,
                                                                                                       CICC,
                                                                                                      Goldman
                                                                                                        Sachs